UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 4, 2008

Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416
(Address of principal executive offices, including zip code)

(952) 215-0660
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)                                  Amended and Restated Equity Incentive Plan

On December 4, 2008, our shareholders approved our Amended and Restated Equity Incentive Plan to, among other things, expand the forms of incentive compensation that may be awarded, revise the formula pursuant to which shares are added to the plan each year and specify the material terms of the performance goals under the plan.  The terms and conditions of such plan are set forth under the caption “Proposal No. 2 Approval of Amended and Restated Equity Incentive Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on November 6, 2008. Such description, which is qualified in its entirety by reference to the Amended and Restated Equity Incentive Plan at Exhibit 10 to this report, is incorporated by reference in response to this Item 5.02.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: December 10, 2008	By:	/s/ James G. Gilbertson
James G. Gilbertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10	Amended and Restated Equity Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on November 6, 2008 (File No. 000-29643)).